UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

International Growth & Income Fund	April 30, 2014

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Developed markets posted good overall gains in the first half of our fiscal year thanks to generally favorable corporate earnings, signs of improving economic conditions in many regions, and favorable monetary policy. As is typical, however, returns varied widely, with formerly troubled markets in Europe performing exceptionally well, while Japan recorded a loss after a period of very strong gains in early 2013. We are happy to report that our fund enjoyed a good return and outperformed both its benchmark and peer group average in the period.

Your fund returned 6.80% in the first half of its fiscal year ended April 30, 2014. The fund outperformed both the MSCI EAFE (Europe, Australasia, and Far East) Index and the Lipper International Multi-Cap Value Funds Average, as shown in the Performance Comparison table. The fund’s longer-term performance continued to compare favorably with that of its peers, placing it in the top quartile of its peer group for the 5- and 10-year periods. Based on cumulative total return, Lipper ranked the International Growth & Income Fund 61 of 150, 43 of 112, 16 of 90, and 13 of 56 international multi-cap value funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2014, respectively. (Past performance cannot guarantee future results. Results for the Advisor and R Class shares were slightly lower, reflecting their higher expense ratios.)

The fund continues to seek long-term appreciation by building a diversified portfolio of established non-U.S. companies with prospects for capital appreciation and growing dividend payments. Although the fund invests primarily in developed market countries, it also maintains exposure to emerging markets. Our investment process is built upon fundamental research that can identify undervalued companies with good prospects for appreciation. Our research staff also looks for earnings growth potential and catalysts that help realize value. Finally, the fund’s country and sector allocations are driven primarily by bottom-up stock selection but are also influenced by an assessment of macroeconomic prospects.

MARKET REVIEW

European markets led non-U.S. returns over the past six months. To some extent, the gains reflected signs that the eurozone was finally emerging from the double-dip recession that it had entered in 2011. Policymakers eased back on austerity measures in many countries, which fostered growth particularly in heavily indebted “peripheral” economies such as Greece, Spain, and Italy. Investors also reacted to a continued stream of monetary accommodation by the European Central Bank, which cut interest rates further at the start of our fiscal year in an attempt to stimulate growth. Greater clarity surrounding U.S. Federal Reserve policy in late 2013 also provided a boost, as investors grew more confident that a slow drawdown in asset purchases would not undermine Europe’s key export market in the U.S. A more important factor for the long term, however, is the growing profitability of many European corporations, which had streamlined into more efficient and competitive operators as they have adapted to the slow growth of the past several years.

Stock returns in developed markets in Asia were much weaker. Japanese shares pulled back after rallying strongly in early 2013, a decline that was exacerbated in U.S. dollar terms by a further decline in the yen. While the series of fiscal and monetary reforms collectively known as “Abenomics”—after the new Prime Minister Shinzo Abe—managed to jump-start the economy last year, investors are awaiting proof that policymakers would be able to follow through with a “third arrow” of more challenging and more critical structural reforms. Investors were also worried about a long-planned rise in the consumption tax at the end of the period, which threatened to undermine some of the newfound optimism of Japanese consumers. Hong Kong fared better but lagged other major markets due in large part to slowing growth in China. South Korea, considered by some now to be a developed market, performed similarly. Australia, dependent in part on raw materials exports to China, saw a modest gain.

Emerging markets generally performed poorly in the period, with the weakness in China weighing heavily on overall returns. The growth rate in the world’s second-largest market fell more than many investors had anticipated as the Chinese government tried to tamp down speculative lending and rebalance the economy away from its dependency on fixed-asset investments toward domestic consumption. Investors also worried that Chinese policymakers would not respond to the slowdown with significant stimulus, as they have in the past. Other emerging markets, such as Brazil, wrestled with inflation pressures and capital outflows, particularly as the Federal Reserve began reducing the liquidity it was pumping into the global economy through its asset purchases. Finally, the Russian market suffered heavily from the escalating crisis in Ukraine and the targeted economic sanctions imposed by the West—along with the threat of broader retaliation to come.

PORTFOLIO PERFORMANCE AND STRATEGY

Our fund enjoyed widespread gains in the past six months, with only the consumer staples and telecommunication services sectors weighing overall on returns. As is often the case, the fund’s heavy weighting in the financials sector, which is shown in the Sector Diversification table, had a particularly large impact on results. Somewhat unusually for us, one of our top gainers was a stock that we both purchased and sold in the period. Bankia, which was created from the amalgamation of several Spanish retail banks, was trading well below book value when we bought it, which seemed a good value for a strong franchise in an improving economy. In this case, the market quickly came to share our view that the company was mispriced, and the stock price rapidly reached what we believe was a fair value. While we usually plan to own stocks for much longer, we stuck to our valuation discipline and liquidated our position. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

We started buying United Arab Emirates’ Emaar Properties in January 2013 and have watched the investment case unfold over the last 18 months. As a leading building company in Dubai, an economy built on tourism, Emaar is a leveraged play on global discretionary spending power. Emaar’s prospects followed Dubai’s fortunes lower following the global financial crisis but have improved in tandem in recent years as the global economy has recovered and investors have come to realize the value of its land bank. Since our purchase, the stock has nearly tripled in value. Italian bank UniCredit also performed well as investors grew more confident in financial conditions in the European periphery. This bank was put together by a series of mergers before the financial crisis, and we believe there is ample scope for the business to be run more effectively. The bank announced a five-year plan to focus on more promising markets and cut costs, which we believe may result in upside earnings surprises. Conversely, we saw poor results from the UK’s Standard Chartered bank, which has heavy exposure to troubled emerging markets, particularly South Korea. We do not believe, however, that the business is structurally challenged and so remain happy with our holding in the name.

Health care is a much smaller portion of the portfolio, but its positive effect on returns was almost as large, thanks in good part to the strong performance of two drugmakers. London-based AstraZeneca, which had suffered from fears over expiring patents on some of its lucrative drugs, enjoyed two tailwinds in the period. First, investors were encouraged by a potential new pipeline in immuno-oncology drugs, which hold out the promise of training the body’s immune system to attack tumors. Later in the period, the company’s shares got a further boost from a $106 billion takeover proposal from American rival Pfizer. Switzerland’s Novartis also performed well. We invested in the company on the belief that it been slightly “undermanaged” and had room for improvement. Indeed, a new CEO took over in 2013 and has helped drive improved results. We saw negative results to date from two new additions to the portfolio, Japan’s Otsuka Holdings and Israel’s Teva Pharmaceuticals, but are confident these are buying opportunities and the stocks will perform well over our intended holding period.

Information technology also provided a nice contribution to our gains given its limited size in the portfolio. The Netherland’s NXP Semiconductors was a leading performer as the company met growth targets and announced plans to repurchase stock. Another chipmaker, Infineon Technologies, also performed well, thanks to the cyclical rise in demand for chips used in autos and industrial applications. IT services vendor Cap Gemini also benefited from a cyclical improvement in the European economy, but the stock approached our estimate of its intrinsic value early this year, and we exited our position.

After weighing on performance in our last fiscal year, energy holdings rebounded and aided returns in the first half of our current fiscal year. The favorable performance illustrated the investment potential of even struggling companies, providing they exceed investors’ worst expectations. Our leading overall contributor was Royal Dutch Shell, which reported declines in profits and revenues that were not as steep as many had feared. Japan’s Inpex performed well as the costs surrounding the development of its massive new liquefied natural gas project in Western Australia proved not as dire as many had imagined.

As noted above, consumer staples and telecom holdings lagged during the period. Dutch grocery chain Ahold and its UK counterpart Tesco were two of our leading detractors after reporting disappointing results. We saw better results from a new holding in the segment, Belgian grocer Delhaize, which may be familiar to U.S. investors through its ownership of the Food Lion brand. While previous management had run the business to generate cash for acquisitions, we think the new management team will restructure the business to improve the customer offer as well as operational efficiency and overall profitability. Our biggest detractor for the period was UK telecom firm Vodafone, which declined in March after the sale of its stake in U.S. firm Verizon Wireless failed to result in its rumored acquisition by rival AT&T. We received Verizon shares as part of the transaction but quickly liquidated them.

The recent poor performance of emerging markets stocks—even as developed markets have continued to climb—has attracted our attention as value investors. While still only a modest portion of the portfolio, our holdings now include a number of firms domiciled across a range of emerging markets. While several of these holdings have lagged in recent months because of slowing economic growth, we believe many offer good long-term intrinsic value. For example, utility Energias do Brasil has struggled lately along with the Brazilan stock market and has been trading well below book value, which seems attractive given Brazil’s need to invest in its utility infrastructure to satisfy the energy demand of its massive and growing middle class. A similar thesis has driven our investment in Indian liquefied natural gas importer Petronet LNG, which fared better during the period.

INVESTMENT OUTLOOK

We expect that most regions in our investment universe will continue healing in the coming months. The global economy appears to have put behind it the profound blows delivered by the global financial crisis of 2008, the European debt crisis that followed quickly on its heels, and the tragedy of the Japanese tsunami and nuclear crisis of 2011. There remains significant debt in the system, which remains a risk in case of an economic downturn. This debt continues to put downward pressure on interest rates, which are likely to remain low in a historical context. However, global economic imbalances have diminished considerably, and many companies, particularly in Europe, have emerged from these rolling ordeals in a much stronger position. To be sure, the crisis provoked by Russia’s intervention in Ukraine has added another element of uncertainty, but we do not anticipate that it will escalate significantly given the risks to all sides.

We would caution shareholders that an improved and more stable economic backdrop is unlikely to result in better market performance, however. Stock valuations are no longer at the compelling levels they offered before the rally in our index began in the early summer of 2012. With stocks more fairly valued, we anticipate more muted gains in the months ahead. Nevertheless, we are confident that we are finding many instances where other investors are underestimating the intrinsic value of companies. We look forward to updating you on our hunt for such opportunities in six months.

Respectfully submitted,

Jonathan H.W. Matthews
Chairman of the fund’s Investment Advisory Committee

May 15, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The average of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/14
Royal Dutch Shell, United Kingdom	2.7%
Novartis, Switzerland	2.6
GlaxoSmithKline, United Kingdom	1.9
Rio Tinto, United Kingdom	1.6
Barclays, United Kingdom	1.5
Nestle, Switzerland	1.4
Eni, Italy	1.4
Zurich Insurance Group, Switzerland	1.4
Credit Suisse, Switzerland	1.4
AIA Group, Hong Kong	1.3
Nippon Telegraph & Telephone, Japan	1.3
Aviva, United Kingdom	1.2
Banco Bilbao Vizcaya Argentaria, Spain	1.2
SSE, United Kingdom	1.2
Japan Tobacco, Japan	1.2
Lloyds Banking Group, United Kingdom	1.2
UniCredit, Italy	1.2
Vodafone, United Kingdom	1.2
Volkswagen, Germany	1.2
Telefonica, Spain	1.1
Bayer, Germany	1.1
Svenska Handelsbanken, Sweden	1.1
KT&G, South Korea	1.1
Holcim, Switzerland	1.1
Sumitomo, Japan	1.1
Total	34.7%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/14	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE						
Beginning of period	$ 15.44	$ 12.58	$ 12.41	$ 13.32	$ 12.15	$ 9.73
Investment activities						
Net investment income[1]	0.39	0.37	0.36	0.37	0.31	0.32
Net realized and unrealized gain / loss	0.63	2.82	0.15	(0.98)	1.16	2.51
Total from investment activities	1.02	3.19	0.51	(0.61)	1.47	2.83
Distributions						
Net investment income	(0.35)	(0.31)	(0.34)	(0.30)	(0.28)	(0.41)
Net realized gain	–	(0.02)	–	–	(0.02)	–
Total distributions	(0.35)	(0.33)	(0.34)	(0.30)	(0.30)	(0.41)
NET ASSET VALUE						
End of period	**$ 16.11**	**$ 15.44**	**$ 12.58**	**$ 12.41**	**$ 13.32**	**$ 12.15**

Ratios/Supplemental Data

Total return[2]	6.80%	25.87%	4.47%	(4.71)%	12.29%	30.28%
Ratio of total expenses to average net assets	0.84%[3]	0.86%	0.87%	0.87%	0.89%	0.94%
Ratio of net investment income to average net assets	4.99%[3]	2.67%	2.95%	2.82%	2.51%	3.25%
Portfolio turnover rate	27.6%	42.0%	29.9%	26.3%	31.3%	16.6%
Net assets, end of period (in millions)	$ 9,641	$ 7,958	$ 5,600	$ 4,151	$ 3,227	$ 2,544

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS | For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/14	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE						
Beginning of period	$ 15.59	$ 12.67	$ 12.46	$ 13.37	$ 12.17	$ 9.72
Investment activities						
Net investment income[1]	0.36	0.34	0.33	0.36	0.28	0.32
Net realized and unrealized gain / loss	0.66	2.85	0.16	(1.00)	1.17	2.50
Total from investment activities	1.02	3.19	0.49	(0.64)	1.45	2.82
Distributions						
Net investment income	(0.30)	(0.25)	(0.28)	(0.27)	(0.23)	(0.37)
Net realized gain	–	(0.02)	–	–	(0.02)	–
Total distributions	(0.30)	(0.27)	(0.28)	(0.27)	(0.25)	(0.37)
NET ASSET VALUE						
End of period	**$ 16.31**	**$ 15.59**	**$ 12.67**	**$ 12.46**	**$ 13.37**	**$ 12.17**
Ratios/Supplemental Data						
Total return[2]	**6.70%**	**25.59%**	**4.22%**	**(4.91)%**	**12.08%**	**30.08%**
Ratio of total expenses to average net assets	1.07%[3]	1.09%	1.10%	1.07%	1.07%	1.07%
Ratio of net investment income to average net assets	4.66%[3]	2.44%	2.72%	2.64%	2.27%	3.23%
Portfolio turnover rate	27.6%	42.0%	29.9%	26.3%	31.3%	16.6%
Net assets, end of period (in thousands)	$ 176,808	$ 162,804	$ 148,381	$ 186,842	$ 224,057	$ 226,459

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights For a share outstanding throughout each period

R Class

	6 Months Ended 4/30/14	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
NET ASSET VALUE						
Beginning of period	$ 15.38	$ 12.54	$ 12.34	$ 13.25	$ 12.11	$ 9.66
Investment activities						
Net investment income[(1)]	0.33	0.30	0.30	0.32	0.24	0.28
Net realized and unrealized gain / loss	0.66	2.80	0.16	(0.99)	1.16	2.50
Total from investment activities	0.99	3.10	0.46	(0.67)	1.40	2.78
Distributions						
Net investment income	(0.26)	(0.24)	(0.26)	(0.24)	(0.24)	(0.33)
Net realized gain	–	(0.02)	–	–	(0.02)	–
Total distributions	(0.26)	(0.26)	(0.26)	(0.24)	(0.26)	(0.33)
NET ASSET VALUE						
End of period	**$ 16.11**	**$ 15.38**	**$ 12.54**	**$ 12.34**	**$ 13.25**	**$ 12.11**

Ratios/Supplemental Data

	6 Months Ended 4/30/14	Year Ended 10/31/13	10/31/12	10/31/11	10/31/10	10/31/09
Total return[(2)]	**6.58%**	**25.12%**	**3.99%**	**(5.17)%**	**11.72%**	**29.73%**
Ratio of total expenses to average net assets	1.35%[(3)]	1.38%	1.40%	1.36%	1.36%	1.36%
Ratio of net investment income to average net assets	4.30%[(3)]	2.16%	2.48%	2.37%	2.02%	2.79%
Portfolio turnover rate	27.6%	42.0%	29.9%	26.3%	31.3%	16.6%
Net assets, end of period (in thousands)	$ 51,323	$ 50,765	$ 42,501	$ 39,386	$ 42,721	$ 35,685

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 3.5%		
Common Stocks 3.5%		
Downer EDI	11,630,938	53,918
Leighton Holdings	3,253,683	57,672
Macquarie Group	797,375	42,742
QBE Insurance	6,042,120	65,000
Sims Metal Management (1)	6,640,950	60,399
Toll Holdings	12,842,233	63,112
Total Australia (Cost $342,911)		342,843
AUSTRIA 0.8%		
Common Stocks 0.8%		
Erste Group Bank	2,265,242	76,021
Total Austria (Cost $70,226)		76,021
BELGIUM 0.9%		
Common Stocks 0.9%		
Delhaize	1,249,749	92,830
Total Belgium (Cost $87,145)		92,830
BRAZIL 1.5%		
Common Stocks 1.5%		
Banco Santander Brasil, ADR (USD)	13,193,101	87,734
Energias do Brasil	13,517,500	59,290
Total Brazil (Cost $152,780)		147,024
CHINA 0.8%		
Common Stocks 0.8%		
SOHO China (HKD) (2)	50,853,500	40,274

Zoomlion Heavy Industry Science & Technology H Shares (HKD) (2)	63,154,600	42,277
Total China (Cost $90,249)		82,551

DENMARK 1.1%

Common Stocks 1.1%

Danske Bank	2,260,277	63,859
ISS (1)	1,285,267	44,746
Total Denmark (Cost $103,019)		108,605

FRANCE 5.4%

Common Stocks 5.4%

Airbus	1,110,428	76,242
Atos	1,033,892	89,261
Faurecia (1)	1,029,166	46,254
Gecina (2)	443,087	59,658
Kering	350,912	77,602
Nexans	1,004,519	56,504
Rexel	3,030,850	76,528
Schneider Electric	518,802	48,620
Total France (Cost $489,526)		530,669

GERMANY 5.3%

Common Stocks 4.2%

Bayer (2)	808,685	112,193
Deutsche Boerse	490,953	35,956
GEA Group	1,334,404	59,695
Infineon Technologies	954,977	11,101
Leoni	708,939	52,649
Munich Re (1)(2)	362,981	83,821
Telefonica Deutschland Holding (2)	6,969,960	57,893
		413,308

Preferred Stocks 1.1%		
Volkswagen (1)	423,517	114,047
		114,047
Total Germany (Cost $374,766)		527,355
GREECE 0.4%		
Common Stocks 0.4%		
Piraeus Bank (1)	17,004,377	40,105
Total Greece (Cost $40,291)		40,105
HONG KONG 4.4%		
Common Stocks 4.4%		
AIA Group	27,247,600	132,144
Hang Lung Properties	15,001,000	44,792
Hutchison Whampoa	5,926,000	81,022
Kerry Properties	11,427,500	37,660
Sun Hung Kai Properties	5,996,000	75,714
Sun Hung Kai Properties, Warrants, 4/22/16 (1)	496,916	340
Wynn Macau	16,547,600	65,098
Total Hong Kong (Cost $389,448)		436,770
INDIA 0.5%		
Common Stocks 0.5%		
Petronet LNG	19,131,904	45,740
Total India (Cost $39,623)		45,740
IRELAND 0.8%		
Common Stocks 0.8%		
Ryanair Holdings, ADR (USD) (1)	1,475,001	78,883
Total Ireland (Cost $71,712)		78,883

ISRAEL 0.7%

Common Stocks 0.7%

Teva Pharmaceutical, ADR (USD)	1,339,100	65,428
Total Israel (Cost $67,262)		65,428

ITALY 5.0%

Common Stocks 5.0%

Eni	5,311,075	137,861
Prysmian	2,801,700	72,841
Snam	11,944,837	71,789
Telecom Italia	97,766,801	97,048
UniCredit	13,082,049	116,882
Total Italy (Cost $393,866)		496,421

JAPAN 16.4%

Common Stocks 16.4%

Aisin Seiki	1,472,300	51,988
FamilyMart	1,031,800	42,842
Hitachi	12,800,000	91,022
Honda Motor	2,575,200	85,139
Inpex	6,548,800	95,316
ITOCHU	7,024,600	78,605
Japan Tobacco	3,584,000	117,650
KDDI	1,343,000	71,488
Koito Manufacturing	3,135,000	68,321
Matsumotokiyoshi Holdings	1,609,800	47,474
Mitsubishi Motors	5,091,800	55,084
Mitsui	5,930,300	84,052
Nippon Telegraph & Telephone	2,279,800	126,238
Nissan Motor	10,625,600	91,149
Otsuka Holdings	2,003,500	57,674
Pola Orbis Holdings (2)	962,300	37,603

Rohm Company	1,554,200	74,111
Sankyo-Gunma	1,233,700	49,295
Sony	2,333,800	40,907
Sony Financial	3,657,000	58,592
Sumitomo	8,069,100	104,736
Tokio Marine Holdings	2,968,500	87,428
Total Japan (Cost $1,568,705)		1,616,714

NETHERLANDS 2.2%

Common Stocks 2.2%

Koninklijke Ahold	4,052,987	78,186
Koninklijke Philips	2,222,399	71,146
NXP Semiconductors (USD) (1)	1,127,401	67,216
Total Netherlands (Cost $144,051)		216,548

NEW ZEALAND 0.7%

Common Stocks 0.7%

Fletcher Building (2)	7,736,108	65,708
Total New Zealand (Cost $58,597)		65,708

NORWAY 1.0%

Common Stocks 1.0%

DNB (2)	5,571,380	98,506
Total Norway (Cost $50,498)		98,506

RUSSIA 0.7%

Common Stocks 0.7%

MMC Norilsk Nickel, ADR (USD)	4,100,397	73,930
Total Russia (Cost $72,618)		73,930

SINGAPORE 0.8%		
Common Stocks 0.8%		
United Overseas Bank	3,663,336	63,583
Venture	2,289,000	14,004
Total Singapore (Cost $66,294)		77,587
SOUTH KOREA 3.1%		
Common Stocks 3.1%		
Hana Financial Group	1,587,110	55,833
Hyundai Mobis	294,031	83,944
KT&G	1,334,557	106,940
Shinhan Financial Group	1,423,020	61,972
Total South Korea (Cost $287,258)		308,689
SPAIN 3.7%		
Common Stocks 3.7%		
Acerinox (1)(2)	2,621,897	45,832
Banco Bilbao Vizcaya Argentaria	9,648,069	118,392
Gas Natural	2,981,587	85,481
Telefonica (2)	6,710,455	112,369
Total Spain (Cost $296,832)		362,074
SWEDEN 2.6%		
Common Stocks 2.6%		
LM Ericsson	5,049,844	60,966
Svenska Handelsbanken, A Shares	2,207,958	110,802
Volvo, B Shares (2)	5,750,423	90,649
Total Sweden (Cost $205,048)		262,417

SWITZERLAND 8.4%

Common Stocks 8.4%

Credit Suisse (1)	4,208,009	133,445
GAM Holding	3,221,929	58,574
Holcim (1)	1,158,828	106,126
Nestle	1,789,002	138,124
Novartis	2,916,473	252,843
Zurich Insurance Group	478,766	137,140
Total Switzerland (Cost $639,913)		826,252

UNITED ARAB EMIRATES 0.6%

Common Stocks 0.6%

Emaar Properties (1)	19,241,708	57,103
Total United Arab Emirates (Cost $26,436)		57,103

UNITED KINGDOM 24.9%

Common Stocks 24.9%

AMEC	3,445,465	71,844
AstraZeneca, ADR (USD)	1,163,800	91,998
Aviva	13,542,679	120,158
Barclays, ADR (USD)	8,517,366	145,732
Direct Line Insurance	20,816,647	87,972
GKN	11,384,577	73,811
GlaxoSmithKline, ADR (USD)	3,367,772	186,474
Investec	10,260,385	90,343
Land Securities	4,978,476	89,268
Lloyds Banking Group (1)	92,258,639	117,388
Marks & Spencer Group	8,322,355	61,981
National Grid	4,671,658	66,295
Persimmon	3,139,641	69,549
Rio Tinto	2,955,461	160,903
Rolls-Royce Holdings	2,620,691	46,460

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term capital growth and current income primarily through investments in non-U.S. stocks. The fund has three classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, offered since December 21, 1998; the International Growth & Income Fund–Advisor Class (Advisor Class), offered since September 30, 2002; and the International Growth & Income Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2014, the value of loaned securities was $290,691,000; the value of cash collateral and related investments was $306,925,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,574,236,000 and $2,423,983,000, respectively, for the six months ended April 30, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2013, the fund had $426,365,000 of available capital loss carryforwards, which expire as follows: $31,277,000 in fiscal 2016, $285,382,000 in fiscal 2017, and $76,910,000 in fiscal 2018; $32,796,000 have no expiration.

At April 30, 2014, the cost of investments for federal income tax purposes was $8,886,597,000. Net unrealized gain aggregated $1,281,622,000 at period-end, of which $1,503,006,000 related to appreciated investments and $221,384,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2014, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended April 30, 2014, expenses incurred pursuant to these service agreements were $82,000 for Price Associates; $177,000 for T. Rowe Price Services, Inc.; and $131,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2014, the fund was charged $232,000 for shareholder servicing costs related to the college savings plans, of which $190,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2014, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2014, the fund was allocated $468,000 of Spectrum Funds’ expenses and $6,182,000 of Retirement Funds’ expenses. Of these amounts, $3,080,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Approximately $6,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2014, approximately 9% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 79% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment Subadvisory agreement (Subadvisory Contract) that the Adviser has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract and Subadvisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board, with advice from independent legal counsel, deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information provided to the Board also indicated that the total expense ratio (for the Investor and Advisor Classes) was at or below the median for comparable funds and the total expense ratio (for the R Class) was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014